U.S. AND OVERSEAS FUND

11 Hanover Square, New York, NY 10005

1-888-503-FUND for Investment Information

1-888-503-VOICE for Shareholder Services

www.mutualfunds.net

August 12, 1998

Fellow Shareholders:

We are very pleased to submit this Semi-Annual Report to shareholders and to welcome the many new shareholders who have joined the Fund over the first six months of the year. We are also pleased to announce that effective May 1, 1998, Thomas B. Winmill, Chief Executive Officer of the Fund and President of the Fund's Investment Manager, became the Fund's portfolio manager. Having served on the Investment Policy Committee since 1990, he will bring a strong depth of experience and discipline to help the Fund seek its investment objective of growth and income from U.S. and overseas issuers.

For the six months ending June 30, 1998, the Fund's total return was 12.52%. This attractive return reflects the disciplined approach that the Fund takes to investing. Generally, the Fund attempts to identify steadily growing companies with reasonable valuations, and to hold their equity securities for long term appreciation and/or income. We avoid companies that lack solid rates of growth in revenues, net income, earnings per share, and shareholders' equity. Yet, even if a company does meet our growth criteria, it must also have a reasonable valuation in terms of price/earnings, price/sales, price/cash flow, and similar ratios. When our analysis is correct, we see these companies increasing their overall profitability as measured by net margins, return on equity, and return on assets, reducing their debt as a percentage of its total capitalization and increasing and enhancing their recognition by the marketplace with commensurate increases in the prices of their securities.

Review and Outlook

During the first half of 1998, volatility in the U.S. stock market and foreign stock markets, as well as in currency prices, reflected investor uncertainty over numerous and diverging global trends and economic influences. During this period when European markets provided good returns, with some making new all-time highs, the Japanese market continued to slump with little respite. Meanwhile, as the dramatic shakeout across emerging Asia and Eastern Europe continues, the widespread collapse of these economies is sending shock waves through markets around the world, including deflationary pressures and weakened prospects for global growth. Further, even as the U.S. economy becomes increasingly dependent on foreign investment to finance the U.S. current-account deficit of about $200 billion this year, up from $155 billion in 1997, foreigners are buying less of U.S. Treasury securities and more of U.S. stocks. According to the Wall Street Journal, in the first quarter of this year, foreigners bought a net $116 billion of U.S. stocks, at an annual rate, compared to minimal amounts in 1995, and a net $11.8 billion of Treasuries, as compared to $92.7 billion in the fourth quarter of 1996.

Given the uncertainty in international economic trends, the Fund currently has invested approximately 40% of its total assets in U.S. companies and 60% in foreign companies, including many Canadian ones. While the Fund has investments among large and medium capitalization companies, we are increasingly finding that the most attractive opportunities for growth are now within the smaller capitalization area. The median market capitalization of the Fund's portfolio companies currently is about $3.8 billion. With regard to market sectors, the Fund has a relatively greater weighting in financial and industrial companies which are believed to continue to benefit from the boom in financial services and the growth in many economies worldwide.

Looking ahead, we believe that over the balance of the year and into 1999, inflation generally will remain in check globally and most non-emerging market economies will experience generally moderate levels of growth. With the combination of this favorable economic background and our disciplined approach to selecting investments, we expect the Fund will continue to provide improving results for its shareholders. To take advantage of this, we recommend building your account on a regular basis, which can be done safely, automatically, and conveniently through the Bull & Bear Bank Transfer Plan, the Bull & Bear Salary Investing Plan, and/or the Bull & Bear Government Direct Deposit Plan. For information on any of these free services, simply give us a call and we will be very pleased to help you get started.

If you have any questions or would like information on any of the Bull & Bear Funds, the Bull & Bear No-Fee(R) Regular or Roth IRA or opening a discount brokerage account at Bull & Bear Securities, we would be pleased to hear from you. Just call toll-free 1-888-503-FUND (3863), and an Investor Service Center Representative will be glad to assist you, as always, with no obligation on your part.

Sincerely,

Robert D. Anderson                  Thomas B. Winmill
Vice Chairman                       President

MUTUAL FUNDS
* Bull & Bear  Dollar Reserves            A high quality money market fund
                                          investing in U.S. Government
                                          securities. Income is generally free
                                          from state income and intangible
                                          personal property taxes. Free,
                                          unlimited check writing with only a
                                          $250 minimum per check.
* Bull & Bear Gold Investors              Seeks long term capital appreciation
                                          in investments with the potential to
                                          provide a hedge against inflation and
                                          preserve the purchasing power of
                                          the dollar.
* Bull & Bear Special Equities Fund    Invests aggressively for maximum  capital
                                       appreciation.
* Bull & Bear U.S. and Overseas Fund   Invests worldwide for the highest
                                       possible total return.
Call toll-free  1-888-503-FUND  (1-888-503-3863)
for a prospectus containing more complete information, including charges and expenses. Please read it carefully before you invest

CLOSED-END  INVESTMENT COMPANIES LISTED ON THE AMERICAN STOCK EXCHANGE

* Bull & Bear Global Income Fund     Investing for a high level of income from a
                                     global portfolio of primarily investment
                                     grade fixed income securities.
*Bull & Bear  Municipal  Income Fund      Investing for the highest possible
                                          income  exempt  from Federal  income
                                          tax that is consistent with
                                          preservation of principal.
* Bull & Bear U.S. Government Securities       Investing for a high level of
 Fund                                          current income, liquidity, and
                                               safety of principal.
DISCOUNT BROKERAGE SERVICES
* Bull & Bear Securities, Inc.
                                    Bull & Bear Securities is committed to
                                    providing investors with major commission savings, free investment ideas and services, free cash management services with no minimum for check writing, and American Airlines(R)AAdvantage(R)miles for many of your investing activities. And now you can take advantage of Bull & Bear Securities' web trading flat commission rate of $19.95 per trade at www.ebullbear.com on the first 1,000 shares, plus 2&cent; per share on each share over 1,000 shares, and earn 100 AAdvantage(R)miles every time you trade!

                              Call toll-free 1-800-BULL-BEAR (1-800-285-5232).

Total Return Performance. For periods ended 6/30/98, Bull & Bear U.S. and Overseas Fund total return for one year was +15.07%, average annual total return for the past five years was +9.04%, and for the past ten years was +8.31%. Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market, and investors should consider their ability to make purchases when prices are low.

BULL & BEAR U.S. AND OVERSEAS FUND
Schedule of Portfolio Investments - June 30, 1998 (Unaudited)



Shares                                                           Market Value
       COMMON STOCKS (93.2%)
       Brazil (1.1%)
   870 Telecomunicacoes Brasileiras S.A. ADR                      $ 94,993
       Canada (19.6%)
 2,100 Bank of Montreal                                            116,813
 8,400 Computalog Ltd.*                                             94,500
15,000 Counsel Corporation*                                        170,625
 2,900 IPL Energy, Inc.                                            131,225
 4,650 IPSCO, Inc.                                                 124,969
 5,200 Petro-Canada                                                 84,175
12,000 Royal Bank of Canada                                        724,500
 2,700 Toronto-Dominion Bank                                       122,344
                                                                 1,713,439
       Columbia (1.1%)
 2,900 Banco Ganadero S.A. ADR                                      94,250
       France (9.8%)
 4,500 AXA-UAP ADR                                                 255,656
 7,000 Rhone-Poulenc S.A. ADR                                      393,313

 3,200 Total S.A. ADR                                              209,200
                                                                   858,169
       HONG KONG (1.0%)
 5,760 Nam Tai Electronics, Inc.                                    87,300
       Ireland (3.9%)
 2,000 Allied Irish Banks plc ADR                                  171,625
 2,400 CRH plc ADR                                                 173,400

                                                                  345,025
       Italy (3.7%)
 3,120 Benetton Group S.p.A. ADR                                  129,870
 1,700 ENI S.P.A. ADR                                             110,500
 3,900 Fiat SpA ADR                                                85,800
                                                                  326,170
       Japan (2.9%)
 3,350 Canon, Inc. ADR                                             76,631
 1,190 Honda Motor Co., Ltd. ADR                                   85,011
 1,040 Sony Corp. ADR                                              89,505
                                                                  251,147
       Netherlands (5.6%)
 1,040 Akzo Nobel N.V. ADR                                        115,310
 6,500 Koninklijke Ahold N.V. ADR                                 208,000
 1,200 Velcro Industries N.V.                                     167,100
                                                                  490,410
                                                               Market Value
       Portugal (.8%)
 2,600 Banco Comercial Portugues, S.A. ADR                        $ 72,475
       United Kingdom (6.9%)
 2,600 Cadbury Schweppes plc ADR                                   160,225
14,200 Cronos Group*                                                85,200
 5,000 Tomkins plc ADR                                             114,375
 3,600 WPP Group plc ADR                                           242,100
                                                                   601,900

       United States (36.8%)
 3,260 Benchmark Electronics, Inc.*.                                65,200
 1,860 Bergen Brunswig Corp. Class A                                86,257
 5,700 Chase Corp.                                                  77,662

 2,600 CTS Corp.                                                     76,700
 4,650 Engineered Support Systems, Inc.                              86,025
 5,300 Expeditors International of Washington, Inc.                 233,200
 1,280 Express Scripts, Inc.*                                       103,200
12,600 Gencor Industries, Inc.                                      253,575
 7,700 Goody's Family Clothing, Inc.*                               422,538
12,220 Interface, Inc.                                              246,691
 3,200 Jabil Circuit, Inc.*                                         105,800
 8,400 Mail-Well, Inc.*                                             182,175
 3,190 Rio Hotel & Casino, Inc.*                                     60,211
 2,100 Teleflex Inc.                                                 79,800
 2,200 Tower Automotive, Inc.*                                       94,325
 6,400 Trans World Entertainment Corp.*                             276,000
 2,500 United Technologies Corp.                                    231,250
 1,740 Universal Health Services, Inc. Class B*                     101,572
 6,830 Virco Manufacturing Corp.                                    163,493
 1,910 Wal-Mart Stores, Inc.                                        116,033
 4,500 Western Staff Services, Inc.*                                 83,250
 3,750 Wynn's International, Inc.                                    72,187
                                                                  3,217,144
       Total Common Stocks (cost: $6,713,267)                     8,152,422
       CLOSED-END FUNDS (5.1%)
10,000 European Warrant Fund Inc.*                                  232,500
10,800 INVESCO Global Health Sciences Fund                          212,625
           Total Closed-End funds (cost: $339,836)           445,125

              SHORT TERM INVESTMENTS (1.7%)
 $149,397     State Street Bank and Trust Company Repurchase Agreement,
June 30, 1998, due July 1, 1998 (collateralized by $130,000 U.S. Treasury
Bond 7.25%, due 5/15/16 proceeds $149,414) (cost: $149,397)          149,397

      Total Investments (cost: $7,202,500) (100.0%)        $8,746,944


STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998 (Unaudited)
ASSETS:
      Investments at market value
            (cost: $7,202,500) (note 1)                             $8,746,944
      Collateral for securities loaned,
            at market value (note 6)                                   526,990
      Dividend receivable                                               12,489
      Other assets                                                       1,992
                             Total assets                            9,288,415
LIABILITIES:
      Collateral for securities loaned (note 6)                         526,990
      Accrued expenses                                                   23,544
      Accrued management and
            distribution fees                                            18,997
                             Total liabilities                          569,531
NET ASSETS: (applicable to 1,053,873
      outstanding shares: 250,000,000 shares
      of $.01 par value authorized)                                $8,718,884
NET ASSET VALUE, OFFERING AND
      REDEMPTION PRICE PER SHARE
      ($8,718,884 &divide; 1,053,873)                                $8.27
At June 30, 1998, net assets consisted of:
      Paid-in capital                                              $6,924,093
      Accumulated net realized gain on
            investments                                          340,118
      Accumulated deficit in net investment
            income                                              (89,771)
      Net unrealized appreciation on investments
            and foreign currencies                             1,544,444
                                                              $8,718,884

STATEMENT OF OPERATIONS
Six Months Ended June 30, 1998  (Unaudited)
INVESTMENT INCOME:
      Dividends (net of foreign taxes of $10,117)                    $38,206
      Interest                                                         3,897
      Miscellaneous                                                    5,914
                                                                      48,017
EXPENSES:
      Distribution (note 3)                                           43,254
      Investment management (note 3)                                  43,254
      Transfer agent                                                  12,892
      Registration (note 3)                                           10,563
      Professional                                                     9,952
      Shareholder administration (note 3)                              5,712
      Printing                                                         5,374
      Custodian                                                        3,732
      Directors                                                        1,131
      Interest (note 5)                                                1,025
      Other                                                              899
            Net expenses                                             137,788
                Net investment loss                                  (89,771)

REALIZED AND UNREALIZED GAIN
      (LOSS) ON INVESTMENTS,

      FOREIGN CURRENCIES AND FUTURES:
      Net realized gain from security
            transactions                                               206,734
      Net realized gain from futures transactions                      133,384
      Unrealized appreciation of
        investments during the period                                  781,291
        Net realized and unrealized gain on investments,
        foreign currencies and futures
                                                                     1,121,409
        Net increase in net assets resulting from operations
                                                                    $1,031,638


STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 1998 (Unaudited) and the Year Ended
December 31, 1997
                                                                                        JUNE 30,1998     DECEMBER 31, 1997
OPERATIONS:
Net investment loss                                                                       $ (89,771)            $ (55,218)
                     Net realized gain from futures transactions                             133,384                    16
                     Net realized gain from security transactions                            206,734               953,347
                     Unrealized appreciation (depreciation) of investments and foreign       781,291             (414,081)
                     currencies during the period

                                         Net increase in net assets resulting from         1,031,638               484,064
                                         operations
DISTRIBUTIONS TO SHAREHOLDERS:
                     Distribution from net realized gains ($.97 per share, respectively)           _           (1,011,463)
CAPITAL SHARE TRANSACTIONS:
                     Decrease in net assets resulting from capital share transactions      (758,399)             (863,088)
                     (a)
                                         Total increase (decrease) in net assets             273,239           (1,390,487)
NET ASSETS:
                     Beginning of period                                                   8,445,645             9,836,132
                     End of period                                                        $8,718,884            $8,445,645


(a) Transactions in capital shares were as follows:

                                    June 30, 1998       December 31, 1997
                                 Shares      Value     Shares        Value
Shares sold                      20,063    $163,039    60,250      $499,924
Shares issued in
reinvestment of distributions      _           _      123,585       885,948
Shares redeemed                (115,381)   (921,438) (277,795)   (2,248,960)
   Net decrease                 (95,318)  $(758,399)  (93,960)    $(863,088)

See accompanying notes to financial statements.


                          NOTES TO FINANCIAL STATEMENTS

                                   (Unaudited)

(1) The Fund is a non-diversified series of common stock of Bull & Bear Funds I, Inc. (the "Company"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek to obtain the highest possible total return on its assets from long term growth of capital and from income principally through a portfolio of securities of U.S. and overseas issuers. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, and securities traded on the Nasdaq National Market System ("NMS") are valued at the last reported sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and foreign securities are valued at the mean between the current bid and asked prices. Securities of foreign issuers denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recorded on the accrual basis. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2) The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based on Federal income tax cost of $7,202,500, gross unrealized appreciation and gross unrealized depreciation were $1,807,441 and $262,997 at June 30, 1998. Distributions paid to shareholders during the year ended December 31, 1997 differ from net realized gains from security transactions as determined for financial reporting purposes principally as a result of the utilization of net operating losses to offset short-term capital gains.(3) The Fund retains Bull & Bear Advisers, Inc. as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc., the Fund's Distributor. For the six months ended June 30, 1998, the Fund paid $6,707 to Bull & Bear Securities, Inc., an affiliate of the Investment Manager, as commissions for brokerage services. The Fund reimbursed the Investment Manager $1,880 for providing certain administrative and accounting services at cost during the six months ended June 30, 1998.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor a distribution fee in an amount of three-quarters of one percent per annum of the Fund's average daily net assets and a service fee in an amount of one-quarter of one percent per annum of the Fund's average daily net assets. The fee for service activities is intended to cover personal services provided to shareholders in the Fund and the maintenance of shareholder accounts. The fee for distribution activities is to cover all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $5,712 for shareholder administration services supplied to the Fund at cost for the six months ended June 30, 1998.

(4) Purchases and sales of securities other than short term notes aggregated $4,101,100 and $4,905,526 respectively, for the six months ended June 30, 1998.

(5) The Fund has a committed bank line of credit. At June 30, 1998, there was no balance outstanding and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the six months ended June 30, 1998, the weighted average interest rate was 6.34% based on the balances outstanding during the period and the weighted average amount outstanding was $17,751.

(6) As of June 30, 1998, the Fund loaned common stocks having a value of $518,596 and received cash collateral of $526,990 for the loan.

FINANCIAL HIGHLIGHTS



                                                                  Years Ended December 31,
                                                         Six Months       1997       1996       1995         1994          1993
                                                         Ended June
                                                           30, 1998
PER SHARE DATA*                                         (Unaudited)
       Net asset value at beginning of period
Income from investment operations:                            $7.35       $7.91      $8.36      $7.08        $8.71         $7.59
       Net investment loss
       Net realized and unrealized gain (loss) on             (.08)       (.05)      (.24)      (.23)        (.13)         (.20)
       investments
            Total from investment operations                      1        0.46       0.68          2       (1.01)          2.22
Less distributions:                                            0.92        0.41       0.44       1.77       (1.14)          2.02
       Distributions from net realized gains on
       investments
Net asset value at end of period                                  _       (.97)      (.89)      (.49)        (.49)         (.90)
TOTAL RETURN                                                  $8.27       $7.35      $7.91      $8.36        $7.08         $8.71
RATIOS/SUPPLEMENTAL DATA                                     12.52%       5.64%      5.34%     25.11%     (13.12)%        26.71%
Net assets at end of period (000's omitted)
Ratio of expenses to average net assets (a) (b)              $8,719      $8,446     $9,836     $9,808       $8,454       $12,250
Ratio of net investment loss to average net                 3.18%**       3.28%      3.20%      3.55%        3.53%         3.55%
assets (c)
Portfolio turnover rate                                   (2.07)%**     (0.63)%    (2.74)%    (2.85)%      (1.65)%       (2.36)%
Average commission per share                                    48%       205%       255%       214%         212%          182%


* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share.

** Annualized.

(a) Ratio prior to reimbursement by the Investment Manager was 3.84%, 3.59%, and 3.69% for the years ended December 31, 1995, 1994, and 1993, respectively.

(b) Ratio after the custodian fee credits was 3.22% and 3.49% for 1997 and 1995, respectively. Prior to 1995, such reductions were reflected in the expense ratios. There were no custodian fee credits for 1998 and 1996.

(c) Ratio prior to reimbursement by the Investment Manager was (3.14)%, (1.71)%, and (2.50)% for the years ended December 31, 1995, 1994, and 1993, respectively.

U.S. AND OVERSEAS FUND

For Fund prospectuses and other

investment information, call toll-free

1-888-503-FUND

1-888-503-3863

For shareholder services by

Investor Access, call toll-free

1-888-503-VOICE

1-888-503-8642

Or, access the Fund on the web at

www.mutualfunds.net

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

Investing Worldwide

for the Highest Possible

Total Return

Semi-Annual Report

June 30, 1998

UO-121-6/8